Ninth AMENDMENT TO THE
GPI SAVINGS PLAN
(As Amended and Restated Effective January 1, 2015)

WHEREAS, Graphic Packaging International, LLC (the “Company”) maintains for the benefit of its employees the GPI Savings Plan (the “Plan”); and

WHEREAS, Section 13.1 of the Plan authorizes the Board of Directors of Graphic Packaging Holding Company (the “Board”) to amend the Plan at any time; and

WHEREAS, the Board has delegated to the Retirement Committee of Graphic Packaging International, Inc. (the “Retirement Committee”) the responsibility to make certain amendments to the Plan; and

WHEREAS, the Company has agreed to acquire the assets (the “Transaction”) of PFP, LLC and PFP Dallas Converting, LLC (“the Targets”); and

WHEREAS, in connection with the Transaction, employees of the Targets will become employees of the Company effective as of the closing date of the Transaction (the “Closing Date”); and

WHEREAS, the Retirement Committee deems it desirable to amend the Plan to recognize employees’ service with the Targets for purposes of the Plan.

NOW, THEREFORE, BE IT RESOLVED, that, effective as of the Closing Date, the Plan is hereby amended as follows:

1.Subsection 1.101 of the Plan is amended by adding the following sentence to the end thereof:

“An Employee’s period of service with PFP, LLC or PFP Dallas Converting, LLC, to the extent not otherwise counted hereunder, will be taken into account in determining his or her Year of Eligibility Service, provided that such Employee was employed by PFP, LLC or PFP Dallas Converting, LLC, as of the close of business on the date immediately preceding the closing date of the acquisition of the assets of PFP, LLC or PFP Dallas Converting, LLC, by the Controlling Company.”

2.Subsection 1.102(d) of the Plan is amended by adding the following sentence to the end thereof:

“An Employee’s periods of employment with PFP, LLC or PFP Dallas Converting, LLC will be taken into account in determining his or her Years of Vesting Service, provided that such Employee was employed by PFP, LLC or PFP Dallas Converting, LLC as of the close of business on the date immediately preceding the closing date of the acquisition of the assets of PFP, LLC or PFP Dallas Converting, LLC, by the Controlling Company.”

BE IT FURTHER RESOLVED, that the Retirement Committee has approved this Ninth Amendment to the GPI Savings Plan this 10th day of May 2018.

GRAPHIC PACKAGING INTERNATIONAL, LLC
RETIREMENT COMMITTEE MEMBERS

By:	/s/ Stephen R. Scherger
Stephen R. Scherger
By:	/s/ Carla J. Chaney
Carla J. Chaney
By:	/s/ Brad Ankerholz
Brad Ankerholz
By:	/s/ Debbie Frank
Debbie Frank
By:	/s/ Brian A. Wilson
Brian A. Wilson